UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 27, 2010

Garmin Ltd.
(Exact name of registrant as specified in its charter)

Switzerland (State or other jurisdiction of incorporation)	0-31983 (Commission File Number)	98-0229227 (I.R.S. Employer Identification No.)

Vorstadt 40/42
8200 Schaffhausen
Switzerland
 (Address of principal executive office)(Zip Code)

+41 52 620 14 01
(Registrant’s telephone number, including area code)

P.O. Box 10670, Grand Cayman KY1-1006
Suite 3206B, 45 Market Street, Gardenia Court
Camana Bay, Cayman Islands
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

In connection with the Redomestication (as such term is defined in Item 8.01 below), Garmin Ltd., a Cayman Islands company (“Garmin Cayman”) and Garmin Ltd., a Swiss stock corporation having its registered seat in Schaffhausen, in the Canton of Schaffhausen, Switzerland (“Garmin Switzerland”), entered into a Transaction Agreement pursuant to which, among others:

•
Garmin Cayman assigned to Garmin Switzerland, and Garmin Switzerland assumed, the Equity Compensation and Benefit Plans (as such term is defined in the Transaction Agreement) of Garmin Cayman, including all award or grant documents or agreements thereunder; and

•	Garmin Switzerland agreed to continue the share repurchase program announced by Garmin Cayman in February 2010.

The Transaction Agreement was consummated upon completion of the Redomestication.

The above description of the Transaction Agreement is qualified in its entirety by reference to the Transaction Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the Redomestication, the Garmin Cayman common shares were registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and listed on the NASDAQ Global Select Market under the symbol “GRMN.”  As a result of the Redomestication, the outstanding Garmin Cayman common shares were exchanged for Garmin Switzerland registered shares. Accordingly, Garmin Cayman requested that the NASDAQ Stock Market file with the Securities and Exchange Commission (the “SEC”) a Form 25 to remove the Garmin Cayman common shares from listing on the NASDAQ Global Select Market.  Garmin Cayman expects to file a Form 15 with the SEC to terminate the registration of the Garmin Cayman common shares and suspend its reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Pursuant to Rule 12g-3(a) promulgated under the Exchange Act, the Garmin Switzerland registered shares are deemed registered under Section 12(b) of the Exchange Act.  The Garmin Switzerland registered shares were approved for listing on the NASDAQ Global Select Market and began trading under the symbol “GRMN,” the same symbol under which the Garmin Cayman common shares previously traded, on June 28, 2010.

The description of the Redomestication under Item 8.01 hereof is incorporated by reference in this Item 3.01.

Item 3.02	Unregistered Sales of Equity Securities.

The description of the Redomestication under Item 8.01 hereof is incorporated by reference in this Item 3.02.

Item 3.03	Material Modification to the Rights of Security Holders.

The information and descriptions included under Item 5.03 and Item 8.01 hereof are incorporated by reference in this Item 3.03.

Item 5.01	Changes in Control of Registrant.

Pursuant to the Redomestication, each Garmin Cayman common share was exchanged for one registered share of Garmin Switzerland.  As a result of the Redomestication, Garmin Cayman became a wholly-owned subsidiary of Garmin Switzerland.

The description of the Redomestication under Item 8.01 hereof is incorporated by reference in this Item 5.01.

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)       Effective as of June 27, 2010, the Company amended and restated the Garmin Ltd. 2000 Equity Incentive Plan, the Garmin Ltd. 2000 Non-Employee Directors’ Option Plan, the Garmin Ltd. Amended and Restated Employee Stock Purchase Plan, and the Garmin Ltd. 2005 Equity Incentive Plan (collectively, the “Plans”) to provide for the issuance of Garmin Switzerland registered shares instead of the common shares of Garmin Cayman in connection with the awards under the Plans.  Additionally, the amendments to the Plans include changes to comply with Swiss law regarding minimum payment for shares, share sourcing, the form of shares, data protection and forfeiture of restricted shares.  A copy of each Plan, as amended, is filed herewith as Exhibit 10.2, Exhibit 10.3, Exhibit 10.4, and Exhibit 10.5, respectively, and incorporated herein by reference, and the foregoing summary of the Plans is qualified in its entirety by reference to such exhibits.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 27, 2010, in connection with and effective upon completion of the Redomestication, Garmin Switzerland amended its articles of association.  The summary of the material terms of the articles of association, as amended, and the comparison of the rights of shareholders under the amended articles of association described under the headings “Description of Garmin Switzerland Shares” and “Comparison of Rights of Shareholders” in Garmin Cayman’s definitive proxy statement filed with the SEC on April 9, 2010 is incorporated herein by reference.  The complete text of the articles of association, as amended, of Garmin Switzerland is filed herewith as Exhibit 3.1 and is incorporated herein by reference., and the summary of the articles of association is qualified in its entirety by reference to Exhibit 3.1.

Item 8.01	Other Events.

At 3:00 a.m., Cayman Islands time, on June 27, 2009, Garmin Cayman and Garmin Switzerland completed a transaction effected by way of a scheme of arrangement under Cayman Islands law (the “Scheme of Arrangement”) pursuant to which each holder of Garmin Cayman common shares outstanding immediately prior to the effectiveness of the Scheme of Arrangement received one Garmin Switzerland registered share in exchange for each outstanding Garmin Cayman common share (the “Redomestication”).  As a result of the Redomestication, Garmin Cayman became a direct, wholly-owned subsidiary of Garmin Switzerland.  The registered shares issued by Garmin Switzerland on June 27, 2010 in connection with the Scheme of Arrangement to the holders of common shares of Garmin Cayman were exempt from registration under Section 3(a)(10) of the Securities Act of 1933, as amended.

On June 28, 2010, Garmin Switzerland issued a press release announcing the completion of the Redomestication.  The press release is attached as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Articles of Association, as amended, of Garmin Switzerland

3.2	Organizational Regulations of Garmin Switzerland

10.1	Transaction Agreement between Garmin Cayman and Garmin Switzerland, dated as of May 21, 2010

10.2	Garmin Ltd. Amended and Restated 2000 Equity Incentive Plan

10.3	Garmin Ltd. Amended and Restated 2000 Non-Employee Directors’ Option Plan

10.4	Garmin Ltd. Amended and Restated Employee Stock Purchase Plan

10.5	Garmin Ltd. Amended and Restated 2005 Equity Incentive Plan

10.6	Form of Stock Option Agreement pursuant to the Garmin Ltd. Amended and Restated 2000 Non-Employee Directors' Option Plan

10.7	Form of Performance Shares Award Agreement pursuant to the Garmin Ltd. 2005 Equity Incentive Plan

10.8	Form of Restricted Stock Unit Award Agreement pursuant to the Garmin Ltd. 2005 Equity Incentive Plan, for Swiss residents

10.9	Form of Restricted Stock Unit Award Agreement pursuant to the Garmin Ltd. 2005 Equity Incentive Plan, for non-Swiss residents

99.1	Press Release dated June 28, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Garmin Ltd.

By:	/s/ Andrew R. Etkind
Andrew R. Etkind
Vice President, General Counsel and
Secretary

Date: June 28, 2010

EXHIBIT INDEX

Exhibit Number	Description

3.1	Articles of Association, as amended, of Garmin Switzerland

3.2	Organizational Regulations of Garmin Switzerland

10.1	Transaction Agreement between Garmin Cayman and Garmin Switzerland, dated as of May 21, 2010

10.2	Garmin Ltd. Amended and Restated 2000 Equity Plan

10.3	Garmin Ltd. Amended and Restated 2000 Non-Employee Directors’ Option Plan, as amended

10.4	Garmin Ltd. Amended and Restated Employee Stock Purchase Plan

10.5	Garmin Ltd. Amended and Restated 2005 Equity Incentive Plan

10.6	Form of Stock Option Agreement pursuant to the Garmin Ltd. Amended and Restated 2000 Non-Employee Directors' Option Plan

10.7	Form of Performance Shares Award Agreement pursuant to the Garmin Ltd. 2005 Equity Incentive Plan

10.8	Form of Restricted Stock Unit Award Agreement pursuant to the Garmin Ltd. 2005 Equity Incentive Plan, for Swiss residents

10.9	Form of Restricted Stock Unit Award Agreement pursuant to the Garmin Ltd. 2005 Equity Incentive Plan, for non-Swiss residents

99.1	Press Release dated June 28, 2010